UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 25, 2009

Serena Software, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25285	94-2669809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 Seaport Boulevard Redwood City, California	94063-5587
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 481-3400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Hollie Moore Haynes resigned as a director of the board of directors of Serena Software, Inc. (“Serena”) and as a member of Serena’s audit committee and compensation committee, effective as of February 26, 2009.

(d) On February 26, 2009, the stockholders of Serena Software, Inc. (“Serena”) elected Todd Morgenfeld as a director of Serena’s board of directors. Mr. Morgenfeld was designated to serve as a director by Silver Lake Partners II, L.P. pursuant to the terms of the Stockholders Agreement dated March 10, 2006, a copy of which is filed as Exhibit 10.1 to this current report and incorporated herein by reference. Mr. Morgenfeld will serve as a member of Serena’s audit committee and compensation committee.

Mr. Morgenfeld is a director of Silver Lake, a private equity firm. As of January 31, 2009, Silver Lake Partners II, L.P. (“SLP II”), Silver Lake Technology Investors II, L.P., and Serena Co-Invest Partners, L.P. (collectively, the “Silver Lake investors”), which are affiliates of Silver Lake, held 66,100,000 shares, or approximately 68.1%, of our outstanding common stock, and SLP II held the sole outstanding share of our series A preferred stock. A description of our common stock and series A preferred stock is included in Part III, Item 12, “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters – Beneficial Ownership,” of our annual report on Form 10-K for the fiscal year ended January 31, 2008, and is incorporated herein by reference. In connection with Serena’s merger with Spyglass Merger Corp. in March 2006, Serena became a party to a management agreement with Silver Lake Management Company, LLC, which is an affiliate of Silver Lake. A description of the management agreement is included in Part III, Item 13, “Certain Relationships and Related Transactions, and Director Independence – Silver Lake Management Agreement,” of our annual report on Form 10-K for the fiscal year ended January 31, 2008, and is incorporated herein by reference. A copy of the management agreement is filed as Exhibit 10.2 to this current report and incorporated herein by reference.

(e) On February 25, 2009, the board of directors of Serena approved the FY 2010 Executive Annual Incentive Plan for Serena’s executive officers. Under the terms of this plan, Serena’s executive officers will be eligible to receive performance-based cash incentive bonuses with aggregate target bonuses ranging from 50% to 100% of the participant’s annual base salary. Aggregate target bonuses are equal to 100% of the participant’s annual base salary for our President and Chief Executive Officer, 75% of the participant’s annual base salary for our Senior Vice President, Chief Financial Officer, and 50% of the participant’s annual base salary for our Senior Vice President, Worldwide Marketing, IT and SaaS Strategy, Senior Vice President, Research and Development, and Senior Vice President, General Counsel and Secretary. The actual bonus amounts are subject to achievement of the following performance metrics: (a) with regard to our President and Chief Executive Officer and Senior Vice President, Chief Financial Officer, achievement of the annual EBITA (earnings before interest, taxes and amortization) target under our FY 2010 operating plan; (b) with regard to our Senior Vice President, Worldwide Marketing, IT and SaaS Strategy and Senior Vice President, Research and Development, achievement of the annual EBITA target under our FY 2010 operating plan and achievement of management objectives, weighted at 66.7% and 33.3%, respectively, and (c) with regard to our Senior Vice President, General Counsel and Secretary, achievement of the annual EBITA target under our FY 2010 operating plan and the achievement of management objectives, weighted at 50% and 50%, respectively. For bonus amounts based on the EBITA performance metric, achievement of less than 85% of the metric will result in no payout of the applicable target bonus amount, achievement of 100% of the metric will result in a 100% payout of the applicable target bonus amount and achievement of 115% of the applicable metric will result in a 200% payout of the applicable target bonus amount. Payouts based on the achievement of the EBITA performance metric are capped at 200% of the applicable target bonus amount, and payouts based on the achievement of management objectives are capped at 100% of the applicable target bonus amount. The cash incentive bonuses will be payable on an annual basis for our President and Chief Executive Officer and Senior Vice President, Chief Financial Officer, and on a semi-annual basis for our Senior Vice President, Worldwide Marketing, IT and SaaS Strategy, Senior Vice President, Research and Development, and Senior Vice President, General Counsel and Secretary.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Stockholders Agreement by and among Spyglass Merger Corp., Silver Lake Partners II, L.P., Silver Lake Technology Investors II, L.L.C., Serena Co-Invest Partners, L.P., Integral Capital Partners VII, L.P., Douglas D. Troxel Living Trust, Change Happens Foundation and Douglas D. Troxel dated as of March 10, 2006 (incorporated by reference to Exhibit 22 to the amended Schedule 13D (File No. 005-58055) filed by Silver Lake Partners II, L.P., with the Securities and Exchange Commission on March 16, 2006)

10.2	Management Agreement by and between Spyglass Merger Corp. and Silver Lake Technology Management, L.L.C. dated as of November 11, 2005 (incorporated by reference to Exhibit 10.19 to the registrant’s registration statement on Form S-4 (file no. 333-133641), filed by the registrant with the Securities and Exchange Commission on April 28, 2006)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERENA SOFTWARE, INC.

By:	/s/ Edward Malysz
	Name:	Edward F. Malysz
	Title:	Senior Vice President, General Counsel

Date: March 3, 2009

Exhibit Index

Exhibit No.	Exhibit Description

10.1	Stockholders Agreement by and among Spyglass Merger Corp., Silver Lake Partners II, L.P., Silver Lake Technology Investors II, L.L.C., Serena Co-Invest Partners, L.P., Integral Capital Partners VII, L.P., Douglas D. Troxel Living Trust, Change Happens Foundation and Douglas D. Troxel dated as of March 10, 2006 (incorporated by reference to Exhibit 22 to the amended Schedule 13D (File No. 005-58055) filed by Silver Lake Partners II, L.P., with the Securities and Exchange Commission on March 16, 2006)

10.2	Management Agreement by and between Spyglass Merger Corp. and Silver Lake Technology Management, L.L.C. dated as of November 11, 2005 (incorporated by reference to Exhibit 10.19 to the registrant’s registration statement on Form S-4 (file no. 333-133641), filed by the registrant with the Securities and Exchange Commission on April 28, 2006)